Exhibit 99.2  Supplemental Information      Third Quarter 2001

                           Avg. Economic
Third Quarter Results      Occupancy            Q3 '01        Q3 '01 vs. Q3 '00
---------------------      ---------------       ------        -----------------
                                                Average
                                                Monthly       % Rental    % Rental
                                                Rent/         Rate        Revenue       % NOI
                           Q3 '01   Q3 '00      Occ Unit      Growth      Growth        Growth
                           -------  ---------   -----------   --------    --------      -------
Core Properties(a)         93.8%    94.8%       $786          7.3%        6.3%          8.7%
Acquisition Properties(b)  94.0%    NA          $924          NA          NA            NA
TOTAL PORTFOLIO            93.9%    94.7%       $813          NA          NA            NA


                           Avg. Economic
Year-To-Date Results       Occupancy            YTD '01            YTD '01 vs. YTD '00
--------------------       ----------------     -------       --------------------------------
                           YTD '01  YTD '00     Average
                                                Monthly       % Rental    % Rental
                                                Rent/         Rate        Revenue       % NOI
                           YTD '01  YTD '00     Occ Unit      Growth      Growth        Growth
                           -------  --------    ---------     --------    ---------     -------
Core Properties(a)         94.1%    94.4%       $770          6.8%        6.5%          5.9%
Acquisition Properties(b)  93.8%    NA          $879          NA          NA            NA
TOTAL PORTFOLIO            94.1%    94.5%       $788          NA          NA            NA


(a) Core Properties includes 113 properties with 31,166 apartment units owned since January 1, 2000.
(b) Reflects 30 Properties with 7,930 apartment units acquired subsequent to January 1, 2000.


                                         HOME PROPERTIES OF NEW YORK, INC.
                                   SUMMARY CONSOLIDATED STATEMENTS OF OPERATIONS
                             (in thousands, except share and per share data - Unaudited)

                                            Three Months Ended                  Nine Months Ended
                                                  September 30                        September 30
                                            ---------------------------------   ---------------------------
                                            2001              2000              2001             2000
                                            -------           ------            ------           -------
Rental income                               $ 89,790         $ 76,303           $258,937         $218,039
Other income - property related                3,440            2,999              9,716            8,080
Interest and dividend income                     531            2,400              2,548            6,035
Other income                                     684              305              1,610              381
                                             -------         --------           --------         --------
         Total revenues                       94,445           82,007            272,811          232,535
                                             -------         --------           --------         --------
Operating and maintenance                     34,971           31,250            110,877           92,862
General and administrative                     4,336            3,479             13,274            9,799
Interest                                      17,293           14,132             49,056           41,522
Depreciation and amortization                 16,176           13,188             47,386           37,795
                                             -------         --------           --------         --------
         Total expenses                       72,776           62,049            220,593          181,978
                                             -------         --------           --------         --------
Income before gain (loss) on
disposition of property and
minority interest                             21,669           19,958             52,218           50,557
Gain (loss) on disposition of property         8,437               45             22,085           (  417)
                                             -------         --------           --------         --------
Income before minority interest               30,106           20,003             74,303           50,140
Minority interest                             10,811            7,658             25,558           19,219
Net income                                    19,295           12,345             48,745           30,921

Preferred dividends                         (  4,498)       (   3,790)         (  13,492)       (   8,252)
                                             -------         --------           --------         --------
Net income available to common shareholders   14,797            8,555             35,253           22,669
Preferred dividends                            4,498            3,790             13,492            8,252
Depreciation - real property                  16,061           13,049             46,960           37,405
Unconsolidated adjustments                        88               99                291              340
(Gain) loss on disposition of property      (  8,437)             (45)         (  22,085)             417
Minority Interest                             10,811            7,658             25,558           19,219
                                             -------         --------           --------         --------
FFO (1)                                      $37,818          $33,106            $99,469          $88,302
                                             =======         ========           ========         ========
Weighted average shares/units outstanding:
         Shares - basic                       21,963.0         20,994.8           21,852.4         20,412.4
         Shares - diluted                     29,233.6         21,174.1           21,948.2         20,539.3

         Shares/units -- basic(2)             38,010.4         36,820.1           37,687.0         35,601.0
         Shares/units - diluted               45,281.1         43,162.4           44,895.1         40,321.0
Per share/unit:
         Net income - basic                    $.67             $.41               $1.61            $1.11
         Net income - diluted                  $.66             $.40               $1.61            $1.10

         FFO - basic                           $.88             $.80               $2.28            $2.25
         FFO - diluted                         $.84             $.77               $2.22            $2.19


(1) FFO has been calculated in conformance with NAREIT guidelines and is defined as net income (calculated in accordance with generally accepted accounting principles) excluding gains or losses from sales of property, minority interest and extraordinary items plus depreciation from real property. (2) Basic includes common stock outstanding plus operating partnership units in Home Properties of New York, L.P., which can be converted into shares of common stock. Diluted includes additional common stock equivalents and Series A through E (in 2001) and Series A through D (in 2000) convertible cumulative preferred stock, which can be converted into shares of common stock.

                        HOME PROPERTIES OF NEW YORK, INC.
                      SUMMARY CONSOLIDATED BALANCE SHEETS
          (in thousands, except share and per share data - Unaudited)

                                                     September       December
                                                     30, 2001        31, 2000
                                                     --------        --------
Real estate                                         $2,101,290      $1,895,269
Accumulated depreciation                              (185,927)       (153,324)
Real estate, net                                     1,915,363       1,741,945
Cash and cash equivalents                                5,197          10,449
Cash in escrows                                         40,242          36,676
Accounts receivable                                      6,340          11,510
Prepaid expenses                                        17,269          13,505
Investment in and advances to affiliates                41,609          45,048
Deferred charges                                         3,864           3,825
Other assets                                             8,327           8,930
                                                    ----------      -----------
Total Assets                                        $2,038,211      $1,871,888
                                                    ==========      ===========
Mortgage notes payable                              $  904,356     $   832,783
Line of credit                                          72,000              --
Other liabilities                                       54,502          49,300
                                                    ----------      -----------

Total liabilities                                    1,030,858         882,083

Minority interest                                      343,075         371,544
Series B convertible preferred stock                    48,733          48,733
Stockholders' equity                                   615,545         569,528
                                                    ----------      -----------
Total liabilities and stockholders' equity          $2,038,211      $1,871,888
                                                    ==========      ===========
Total shares/units outstanding:

Common stock                                            22,107.4        21,565.7
Operating partnership units*                            16,035.1        15,854.5
Series A convertible cumulative preferred stock*         1,666.7         1,666.7
Series B convertible cumulative preferred stock*         1,679.5         1,679.5
Series C convertible cumulative preferred stock*         1,983.5         1,983.5
Series D convertible cumulative preferred stock*           833.3           833.3
Series E convertible cumulative preferred stock*           949.4           949.4
                                                     -----------        --------
                                                        45,254.9        44,532.6
*Potential common shares
                                     # # #
For further information:
         David Gardner, Senior Vice President and Chief Financial Officer,
         (716) 246-4113
         Charis Copin, Director, Investor Relations, (716) 295-4237